Exhibit 99.1

Healthcare Investor Relations | Corporate Communications | Clinical Trial Patient Recruitment

Vinings Holdings, Inc. to be Renamed Coeptis Therapeutics, Inc.

New Corporate Name and Updated Stock Ticker Symbol Highlight Company’s Brand Transformation

Wexford, PA, July 9, 2021 – Vinings Holdings, Inc. (OTC PINK: NDYN), today announced that it is changing its corporate name to “Coeptis Therapeutics, Inc.” and updating its ticker symbol to “COEP” effective Monday, July 12, 2021. The name modification and ticker change will align the Company with its wholly-owned subsidiary, Coeptis Pharmaceuticals (together “Coeptis”), and its strategic focus on the development of innovative therapeutics and technologies that have the potential to disrupt conventional treatment paradigms and improve patient outcomes.

“Our new corporate name, Coeptis Therapeutics, and updated ticker symbol reflect what has been and should continue to be a period of growth for the company and subsidiary, Coeptis Pharmaceuticals, that, we believe, will allow us to unlock numerous opportunities that offer the potential to translate into significant shareholder value,” said Dave Mehalick, President and CEO of Coeptis Therapeutics. “Coeptis’ business model is designed around advancing the development and value potential of its current product portfolio, while actively targeting opportunities to expand its portfolio via partnerships with companies that have novel therapies in development or companies with technologies that improve the way that drugs are delivered to patients. Our previously announced option agreements with VyGen-Bio involving a cell therapy technology and an in vitro diagnostic targeting CD38-related cancers are emblematic of this business strategy and demonstrate our ability to identify and potentially cultivate such potentially transformative technologies.”

About Coeptis Therapeutics

Coeptis Therapeutics, Inc. (formerly Vinings Holdings Inc.), along with its wholly-owned subsidiary Coeptis Pharmaceuticals, Inc. (together “Coeptis”), is a pharmaceutical company focused on the development of innovative therapeutics and technologies that have the potential to disrupt conventional treatment paradigms and improve patient outcomes. Coeptis’ product portfolio consists of two clinical-stage drug candidates (CPT1550 and CPT60621), two approved drugs (Conjupri™ (levamlodipine) tablets and Consensi® (amlodipine and celecoxib) tablets), and the product opportunities through Coeptis’ two exclusive option agreements with VyGen-Bio, Inc., for co-development rights to a cell therapy technology and an in vitro diagnostic targeting CD38-related cancers which are being developed by VyGen-Bio. Coeptis’ business model is designed around maximizing the value of its current product portfolio through in-license agreements, out-license agreements, and co-development relationships, as well as entering into strategic partnerships to expand its product portfolio in new and exciting therapeutic areas such as auto-immune disease and oncology. Coeptis is headquartered in Wexford, PA. For more information on Coeptis visit https://coeptistx.com/.

Forward Looking Statement

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When we use words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.  Forward-looking statements are not guarantee of future performance and involve risks and uncertainties that may cause the actual results to differ materially from our expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited, to those risks contained in reports filed by us with the Securities and Exchange Commission.  For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in our filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. We undertake no obligation to publicly revise these forward–looking statements to reflect events or circumstances that arise after the date hereof unless required by applicable laws, regulations or rules.

CONTACT

Tiberend Strategic Advisors, Inc.

Investors

Lisa Sher

970-987-2654

lsher@tiberend.com

Media

David Schemelia

609-468-9325

dschemelia@tiberend.com